Exhibit 10.48

                           GRANT OF PRODUCTION ROYALTY

     Bear River Zeolite Company, Inc., an Idaho corporation, Preston, Idaho, grants to Delaware Royalty Company, Inc., production royalty of two percent (2%) ("Royalty") to be paid to Delaware Royalty Company, Inc., as provided herein.

1.     CONSIDERATION.
As consideration for this royalty, Delaware Royalty Company, Inc. ("Delaware") shall pay Bear River Zeolite Company, Inc. ("Bear River") the sum of One Hundred Fifty Thousand Dollars ($150,000.00) upon the execution of this Agreement.

2.     ROYALTY  CALCULATION.
(a) Bear River agrees to pay Delaware a two percent (2%) royalty on all zeolite ore extracted and sold from the real property known as Webster Farm, and more particularly described in the Lease attached hereto and incorporated herein as Exhibit A and any and all adjacent zeolite mining claims including, without limitation, any and all leases and claims now existing or hereafter acquired by Bear River or its successors or assigns located in Franklin County, Idaho.

(b) Such royalty payable to Delaware shall be due and paid at the end of each quarter and shall be calculated on the gross sales proceeds from zeolite shipped and sold during the preceding quarter, less shipping costs and customary discounts. At the time of making each payment of Royalty, Bear River shall transmit to Delaware, a statement of the amount of zeolite ore sold for the period for which the quarterly Royalty is then paid. Such Royalty shall not be

GRANT OF PRODUCTION ROYALTY-1

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paid  later  than thirty (30) days of the month following the end of the quarter when  the  Royalty  is  due.

(c) The Royalty shall be calculated on the basis of the gross proceeds from the sale of zeolite ore produced, mined and milled from the Webster Farm property and any and all adjacent zeolite mining claims within Franklin County, Idaho. Shipping costs and customary discounts shall not be included in the calculation of gross proceeds of zeolite ores sold.

(d) The Delaware Royalty is pari-passu with the pre-existing royalties payable to Webster Farms, Nick Raymond, and George Desborough.

3.     ENTIRE  AGREEMENT.
This Royalty Agreement constitutes the entire agreement between the parties, and the parties represent that there are no other agreements, representations, conditions, or understandings between them. This Agreement may not be modified except by a writing signed by the parties. The parties expressly agree that this Agreement may not be modified by any waiver, estoppel, or course of conduct by the parties.

4.     BINDING  EFFECT.
This Agreement and all of its provisions and any attached documents extend to and are binding on the heirs, executors, administrators, successors or assigns of the parties hereto.

5.     ASSIGNMENT.
This Agreement may be assigned or transferred. At least fifteen (15) days prior to any such transfer or assignment, the assigning Party shall provide with notice to the other party of its intent to assign or transfer it rights and obligations under this Grant of Production Royalty.

GRANT OF PRODUCTION ROYALTY-2

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Upon such a transfer or assignment,  the  rights,  duties,  and  obligations shall  be binding upon the assignee  or  transferee.

6.     APPLICABLE  LAW.
The laws of the state of Idaho shall govern the interpretation of the terms of this Agreement and the parties' performance of this agreement.

7.     CAPTIONS.
The subject headings of the section and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction of any of its provisions.

8.     AUTHORITY  TO  BIND.
Each person executing this Agreement hereby warrants that the person has full and legal authority to execute this Agreement for and on behalf of the respective corporation and to bind such corporation.

9.     FORCE  MAJEURE.
Bear River shall not be liable under this Agreement for delays, damages, or lack of production due to strike, accidents, fire, delays of carriers, delays in manufacturing, acts of God, acts of war, adverse market conditions, or other causes beyond the control of Bear River whether or not similar to the enumerated causes.

10.     VENUE.
Any action brought to enforce any term or provision of this Agreement shall be in a court of competent jurisdiction within the state of Idaho.

GRANT OF PRODUCTION ROYALTY-3

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11.     INSPECTION.
Delaware has had the opportunity to inspect the mine and plant of BRZ and is familiar with the reserves of the zeolite deposit, and is familiar with the market for zeolite in North America.

12.     EFFECTIVE  DATE.
The  effective  date  of  this  Agreement  is  June  1,  2002.

13.     BOOKS  OF  PRODUCTION.
Bear River shall keep books of production and shipping the zeolite ore, and shall be open at reasonable times for the inspection by Delaware for the purpose of comparing and verifying royalty statements as rendered.

14.     REPRESENTATION.
Bear River and its parent company, United States Antimony Corporation, hereby represent and verify (i) that Bear River has the requisite authority to grant the Royalty to Delaware and (ii) that Bear River has good and valid title and interest in and to the leases and claims herein described and which are covered by this Grant of Production Royalty.

GRANT OF REPRODUCTION ROYALTY-4

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By  signing  this  Agreement,  Bear  River and Delaware agree to be bound by its provisions.


BEAR  RIVER  ZEOLITE  COMPANY,  INC.
By:/s/ John C. Lawrence
-----------------------
Name:  John  C.  Lawrence
Title:  President

UNITED  STATES  ANTIMONY  CORPORATION
By:/s/ John C. Lawrence
-----------------------
Name:  John  C.  Lawrence
Title:  President

DELAWARE  ROYALTY  COMPANY,  INC.
By:/s/ Al W. Dugan
   ---------------
Name: Al W. Dugan
Title:  President

GRANT OF PRODUCTION ROYALTY-5

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STATE  OF  MONTANA       )
                         )  ss.
County  of  ____________ )

     On  this  _____  day  of  __________,  2002,  before  me,
_____________________________, a Notary Public in and for said State, personally appeared John C. Lawrence, known or identified to me to be the President of BEAR RIVER ZEOLITE COMPANY, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

--------------------------------------------------------
Notary  Public  for  Montana
Residing  at
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My  commission  expires
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STATE  OF  MONTANA       )
                         )  ss.
County  of  ____________ )

     On  this  _____  day  of  __________,  2002,  before  me,
_____________________________, a Notary Public in and for said State, personally appeared John C. Lawrence, known or identified to me to be the President of UNITED STATES ANTIMONY CORPORATION, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

--------------------------------------------------------
Notary  Public  for  Montana
Residing  at
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My  commission  expires
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GRANT OF PRODUCTION ROYALTY-6

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STATE  OF  TEXAS       )
                       )  ss.
County  of  _________  )

     On  this  _____  day  of  __________,  2002,  before  me,
_____________________________, a Notary Public in and for said State, personally appeared _____________________, known or identified to me to be the President of DELAWARE ROYALTY COMPANY, INC., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

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Notary  Public  for  Texas

Residing  at
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My  commission  expires
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GRANT OF PRODUCTION ROYALTY-7